Oppenheimer Macquarie Global Infrastructure Fund

Supplement dated March 6, 2019 to the Summary Prospectus,
Prospectus and Statement of Additional Information

This supplement amends the Summary Prospectus, Prospectus and Statement of Additional Information of the above referenced fund as follows and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference.

Effective March 6, 2019, Jonathon Ong has left Delaware Investments Fund Advisers, the Fund’s Sub-Sub-Adviser, and is no longer a portfolio manager of the Fund. All references to Mr. Ong are deleted.

March 6, 2019 PS1985.001.0319